Exhibit 10.3

                        SHARE PURCHASE PROGRAM AGREEMENT

      SHARE PURCHASE PROGRAM AGREEMENT dated as of September 4, 2000, among DEXIA PUBLIC FINANCE BANK, a French corporation ("DPFB"), DEXIA HOLDINGS, INC., a Delaware corporation ("DHI"), and FINANCIAL SECURITY ASSURANCE HOLDINGS LTD., a New York corporation ("FSA").

      WHEREAS, DPFB owns all the outstanding shares of capital stock of DHI; and DHI owns all the outstanding shares of capital stock of FSA;

      WHEREAS, FSA seeks to establish a Share Purchase Program (the "Program") for directors of FSA, pursuant to which directors of FSA will be entitled to purchase from DHI shares of FSA common stock for cash, and be further entitled to resell such shares to DPFB upon the terms and subject to the conditions set forth herein; and

      WHEREAS, FSA also seeks to allow directors of FSA to invest in phantom shares of FSA common stock with terms similar to the Program under the FSA Deferred Compensation Plan (the "DCP"), with FSA entitled to hedge such DCP investments by purchasing from DHI shares of FSA common stock for cash that may, in turn, be resold to DPFB upon the terms and subject to the conditions set forth herein;

      NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

      Section 1. Purchase and Sale of Program Shares by Directors. (a) Initial Subscriptions. During the Subscription Period (as defined below), DHI agrees to sell shares of FSA common stock ("Program Shares") to directors of FSA (individually, a "Participant" and, collectively, the "Participants") for a purchase price, payable in cash, of U.S. $76.00 per share; provided, however, that (a) the Subscription Period shall commence on the date hereof and terminate on the date 30 days after the date hereof; (b) each Participant may subscribe for up to U.S. $10 million of Program Shares (131,578 Program Shares); (c) such subscriptions for Program Shares may be made by submission to FSA of a duly completed Subscription Application, substantially in the form of Exhibit A hereto; (d) Program Shares shall be delivered to Participants against receipt of payment; and (e) if payment for any Program Shares is not received by DHI within 5 business days after the expiration of the Subscription Period, then the related subscription shall be null and void.

      (b) Subsequent Subscriptions. After expiration of the Subscription Period, DHI agrees to sell Program Shares to Participants for a purchase price, payable in cash in U.S. dollars, equal to the Resale Price (as defined in Section 4 hereof) per share; provided, however, that (a) each Participant may subscribe for up to 131,578 Program Shares and Phantom Program Shares in the aggregate;
(b) such subscriptions for Program Shares may be made by submission to FSA of a duly completed Subscription Application, substantially in the form of Exhibit B hereto, prior to the end of a calendar quarter, with the Resale Price determined as of the close of such calendar quarter; (c) FSA shall notify each subscribing Participant of the Resale Price (the "Resale Price Notification") within 45 days after the end of the calendar quarter in which the Participant made his or her subscription; (d) Program Shares shall be delivered to Participants against receipt of payment; and (e) if payment for any Program Shares is not received by DHI within 5 business days after receipt by the Participant of the Resale Price Notification, then the related subscription shall be null and void.

      Section 2. Deemed Purchases of Phantom Program Shares; Purchase and Sale of Program Shares by FSA. (a) Initial Deemed Investments. During the Subscription Period, FSA intends to allow Participants to make phantom investments in Program Shares ("Phantom Program Shares") under the DCP; provided, however, that (a) each Participant may make deemed investments in and/or subscribe for up 131,578 Phantom Program Shares and Program Shares in the aggregate; (b) such deemed investments in Phantom Program Shares may be made by submission to FSA of a duly completed DCP Election Form, substantially in the form of Exhibit C hereto; (c) such deemed investments in Phantom Program Shares will be effected on the fifth business day after expiration of the Subscription Period, subject to the general terms and provisions of the DCP, and (d) deemed investments in Phantom Program Shares may not exceed the available account balance in the Participant's DCP account.

      (b) Subsequent Deemed Investments. After expiration of the Subscription Period, FSA intends to allow Participants to make deemed investments in Phantom Program Shares under the DCP; provided, however, that (a) each Participant may make deemed investments in and/or subscribe for up to 131,578 Program Shares and Phantom Program Shares in the aggregate; (b) such deemed investments in Phantom Program Shares may be made by submission to FSA of a duly completed DCP Election Form, substantially in the form of Exhibit D hereto, prior to the end of a calendar quarter, with the Resale Price determined as of the close of such calendar quarter; (c) FSA shall notify each subscribing Participant of the Resale Price (the "Resale Price Notification") within 45 days after the end of the calendar quarter in which the Participant made his or her subscription, at which time such investment election shall be effected, subject to the general terms and provisions of the DCP; and (d) deemed investments in Phantom Program Shares may not exceed the available account balance in the Participant's DCP account.

      (c) Reinvestment Restriction for Phantom Program Shares. Deemed investments under the DCP in Phantom Program Shares shall remain in such deemed investment, unless the Human Resources Committee otherwise approves, until either (i) the Deferral Period applicable to such deemed investment shall expire or (ii) FSA common shares shall cease to be outstanding;

      (d) Purchase and Sale of Program Shares by FSA. At any time or from time to time, DHI agrees to sell to FSA, upon request, Program Shares up to an aggregate number of Program Shares equal to the number of Phantom Program Shares subscribed


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

to under the DCP, for a purchase price, payable in cash in U.S. dollars, equal to (i) U.S. $76.00 per share during the Subscription Period and (ii) the Resale Price after the Subscription Period, with ABV per Share (as defined herein) measured as of the end of the most recently completed calendar quarter. Any Program Shares acquired by FSA may be transferred by FSA to any Participant, who shall thereafter hold such Program Shares as if he or she had acquired such Program Shares during the Subscription Period.

      Section 3. Restrictions on Transfer. (a) Program Shares may not be sold or otherwise transferred during the Restriction Period (as defined herein); provided, however, that (i) Program Shares may be pledged or otherwise encumbered with the consent of FSA, which consent shall not be unreasonably withheld, and (ii) Program Shares may be transferred to the Participant's beneficiaries upon death of the Participant.

      (b) For purposes hereof, the Restriction Period in respect of each Participant shall commence on the date hereof and shall expire on the first to occur of (i) the fourth anniversary of the date hereof and (ii) the date on which such Participant shall cease to be a director of FSA.

      (c) Each certificate evidencing Program Shares shall be registered in the name of the Participant or FSA, as the case may be, and shall bear a legend, substantially in the following form:

      The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions of the Share Purchase Program Agreement among Dexia Public Finance Bank, Dexia Holdings, Inc. and Financial Security Assurance Holdings Ltd. ("FSA"), as amended from time to time. A copy of such Agreement may be reviewed upon request made to the General Counsel of FSA, at the executive offices of FSA at 350 Park Avenue, New York, New York.

      Section 4. Repurchase of Program Shares by DPFB. Upon prior written notice (a "Repurchase Notice"), DPFB agrees to purchase Program Shares from FSA or, after the Restriction Period, from any Participant for a purchase price, payable in cash in U.S. dollars, equal to the Resale Price. For purposes hereof, the Resale Price shall equal the product of (a) 1.4161 and (b) the adjusted book value per share of FSA common stock ("ABV per Share") determined in accordance with the provisions for valuing performance share awards under the FSA 1993 Equity Participation Plan, as amended to date; provided that any such repurchase of Program Shares shall be made not later than the date 45 days after the end of the calendar quarter in which the Repurchase Notice shall have been delivered, with ABV per Share measured as of the close of such calendar quarter.

      Section 5. Choice of Law and Forum and Service of Process. (a) To the extent that an action is required to further, or otherwise is not inconsistent with, arbitration pursuant to Section 6 hereof, each party hereby irrevocably submits to the exclusive jurisdiction of any court of general jurisdiction sitting in New York, New York, over any


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

action or proceeding arising out of or relating to this Agreement, and each party hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such court, except that actions or proceedings to collect on judgments issued by a New York court may be brought in any jurisdiction where the losing party has assets. Each party hereby irrevocably waives the defense of an inconvenient forum to the maintenance of such action or proceeding. Each party hereby irrevocably waives, to the fullest extent it may effectively do so, any right to trial by jury of any action or proceeding arising out of or relating to this Agreement.

      (b) Each party hereby agrees that process in any action or proceeding may be served by registered mail, return receipt requested, or in any other manner permitted by the rules of the court in which the action or proceeding may be brought.

      Section 6. Arbitration. (a) As a condition precedent to any action, any dispute or difference arising out of this Agreement shall be referred to a Board of Arbitration (the "Board") consisting of two arbitrators and an umpire, all of whom shall be active or retired executive officers of insurance or reinsurance companies having no direct or indirect financial interest in either party or its affiliates. An arbitrator shall be chosen by each party to the dispute. The umpire shall be chosen by the two arbitrators. Arbitration may be initiated by any party to this Agreement (or by any Participant, as a third party beneficiary of this Agreement) ("Petitioner") against any party to this Agreement ("Respondent") providing the other party or parties with notice (in accordance with Section 7(c) of this Agreement) demanding arbitration and naming its arbitrator. Respondent will then have thirty (30) days within which to designate its arbitrator after receiving demand, in writing, from Petitioner. If Respondent fails to designate its arbitrator within such time, Petitioner is expressly authorized and empowered to name the second arbitrator, and Respondent will not be deemed aggrieved thereby. The arbitrators will designate an umpire within thirty (30) days after both arbitrators have been named. If the two arbitrators do not agree within thirty (30) days on the selection of an umpire, the umpire shall be designated by the Center for Public Resources, Inc. or its successor organization or, if that entity shall no longer exist and have no successor, by the American Arbitration Association.

      (b) The Board shall interpret this Agreement as an honorable engagement and will make its award with a view to effecting the general purpose and intent of this Agreement in a reasonable manner, rather than in accordance with the technical interpretation of this Agreement. The Board will be relieved from all judicial formalities and may abstain from following the strict rules of the law. The decision of a majority of the Board will be final and binding upon the parties.

      (c) Each party shall bear the cost of its arbitrator and one-half of the fees of the umpire. If both arbitrators are chosen by Petitioner, as provided above, each party shall bear one-half of the fees of both arbitrators and the umpire. The remaining costs of the arbitration shall be paid as the Board shall direct. Notwithstanding the foregoing, in the event of an arbitration involving a Participant in which the Participant shall prevail, in


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

whole or in part, then the costs of the arbitration shall be borne by the other party or parties to the arbitration.

      (d) The arbitration shall take place in the City and State of New York, unless the Board designates another location with the consent of the parties. The rules and procedures for pre-hearing investigations shall be established by the Board and shall be completed within ninety (90) days after the appointment of the umpire. Petitioner shall submit its case in writing to the Board within thirty (30) days after completion of the pre-hearing investigations. Respondent shall present its response in writing within thirty (30) days after receipt of Petitioner's case in writing. A hearing shall be held within thirty (30) days after submission of Respondent's response. The Board shall render its decision within sixty (60) days after completion of the hearing unless the parties consent to an extension.

      (e) The Board may alter the time periods contained in this Section 6 for good cause.

      (f) This Section 6 shall survive the termination of this Agreement.

      Section 7. Miscellaneous.

      (a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

      (b) Amendments. Amendments of this Agreement shall be in writing and signed by each party hereto.

      (c) Notices. All notices and other communications provided for under this Agreement shall be effective upon receipt, and shall be delivered to the address (or facsimile number) set forth below or to such other address (or facsimile number) as shall be designated by the recipient in a written notice to the other parties hereto:

            (i) if to DPFB: Dexia Public Finance Bank, 7 a 11 quai Andre Citroen BP-1002, 75 901 Paris Cedex 15, Attention: General Counsel (Facsimile:
      331-43-92-81-50);

            (ii) if to DHI: Dexia Holdings, Inc., in care of Financial Security Assurance Holdings Ltd., 350 Park Avenue, New York, New York 10022,
      Attention: General Counsel (Facsimile: 212-339-0849); and

            (iii) if to FSA: Financial Security Assurance Holdings Ltd., 350 Park Avenue, New York, New York 10022, Attention: General Counsel (Facsimile: 212-339-0849).


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

      (d) Assignments. This Agreement may not be assigned by any party without the express written consent of the other parties. Any assignment made in violation of this Agreement shall be null and void.

      (e) Counterparts. This Agreement may be executed in counterparts by the parties hereto, and all such counterparts shall constitute one and the same instrument.

      (f) Third Party Beneficiaries. Each Participant (including any beneficiary or permitted successor or assign thereof) shall be a third party beneficiary of this Agreement, with the right and entitlement to enforce the provisions hereof as if he or she were a party hereto.

      (g) Termination of Additional Subscriptions. At any time after expiration of the Subscription Period, DHI may, by prior written notice to FSA, terminate the right of Participants to acquire additional Program Shares under Section 1 hereof or additional Phantom Program Shares under Section 2 hereof; provided, however, that any such termination shall in no way impair any rights of FSA under Section 2(d) hereof to acquire or transfer Program Shares as provided therein.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

                     DEXIA PUBLIC FINANCE BANK,

                     By:          /s/ Roland Hecht
                         -------------------------------------
                         Roland Hecht, President du Directoire


                     DEXIA HOLDINGS, INC.,

                     By:      /s/ James R. Miller
                         -----------------------------
                          James R. Miller, President


                     FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.,

                     By:         /s/ Bruce E. Stern
                         ---------------------------------
                         Bruce E. Stern, Managing Director


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

                                                                       Exhibit A

                        INITIAL SUBSCRIPTION APPLICATION

      The undersigned member (the "Participant") of the Board of Directors of Financial Security Assurance Holdings Ltd. ("FSA") hereby subscribes to the number of Program Shares set forth below in accordance with Section 1(a) of the Share Purchase Program Agreement dated as of September 4, 2000 (the "Program Agreement"), among Dexia Public Finance Bank, Dexia Holdings, Inc. ("DHI"), and FSA". Capitalized terms used herein and not otherwise defined herein shall have the meanings provided in the Program Agreement.

Number of Program Shares: ___________(insert number of Program Shares, not to exceed 131,578).

      By execution of this Application, the Participant hereby:

            (a) confirms that he or she has reviewed the Program Agreement, and accepts the restrictions on transfer, choice of law and forum and arbitration requirements specified in the Program Agreement;

            (b) represents and warrants that he or she is acquiring the Program Shares for investment purposes only, and not with a view towards distribution thereof;

            (c) agrees to pay to the order of DHI, within five business days after the expiration of the Subscription Period, cash in the amount of U.S. $76.00 times the number of Program Shares set forth above;

            (d) acknowledges that Program Shares shall be delivered to the Participant against receipt of payment; and

            (e) agrees that, if payment for any Program Shares is not received by DHI within 5 business days after the expiration of the Subscription Period, then this subscription shall be null and void.

      IN WITNESS WHEREOF, the undersigned Participant has duly executed and delivered this Application as of the date set forth below.

Date:  __________________     Name: ____________________________
                                          (please print)


                              Signature:________________________

                                                                       Exhibit B

                       SUBSEQUENT SUBSCRIPTION APPLICATION

      The undersigned member (the "Participant") of the Board of Directors of Financial Security Assurance Holdings Ltd. ("FSA") hereby subscribes to the number of Program Shares set forth below in accordance with Section 1(b) of the Share Purchase Program Agreement dated as of September 4, 2000, as amended from time to time (the "Program Agreement"), among Dexia Publice Finance Bank, Dexia Holdings, Inc.("DHI"), and FSA. Capitalized terms used herein and not otherwise defined herein shall have the meanings provided in the Program Agreement.

Number of
Program Shares:  ___________ (insert number of Program Shares, not to exceed, together with current Program Shares and Phantom Program Shares, 131,578 in the aggregate).

      By execution of this Application, the Participant hereby:

            (a) confirms that he or she has reviewed the Program Agreement, and accepts the restrictions on transfer, choice of law and forum and arbitration requirements specified in the Program Agreement;

            (b) represents and warrants that he or she is acquiring the Program Shares for investment purposes only, and not with a view towards distribution thereof;

            (c) agrees to pay to the order of DHI, within five business days after receipt of the Resale Price Notification, cash in the amount of the Resale Price (determined as of the end of the calendar quarter in which FSA receives this Application) times the number of Program Shares set forth above;

            (d) acknowledges that Program Shares shall be delivered to the Participant against receipt of payment; and

            (e) agrees that, if payment for any Program Shares is not received by DHI within 5 business days after receipt of the Resale Price Notification, then this subscription shall be null and void.

      IN WITNESS WHEREOF, the undersigned Participant has duly executed and delivered this Application as of the date set forth below.

Date:  __________________     Name: ____________________________
                                          (please print)


                              Signature:________________________

                                                                       Exhibit C

                   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.
               Deferred Compensation Plan Investment Election Form
                         Director Share Purchase Program

      The undersigned member (the "Participant") of the Board of Directors of Financial Security Assurance Holdings Ltd. ("FSA") hereby requests that the Human Resources Committee transfer the deemed investments of his or her Account under the FSA Deferred Compensation Plan (the "Plan") as specified below to make a deemed investment in the number of Phantom Program Shares specified below as contemplated by Section 2(a) of the Share Purchase Program Agreement dated as of September 4, 2000 (the "Program Agreement"), among Dexia Public Finance Bank, Dexia Holdings, Inc., and FSA. Capitalized terms used herein and not otherwise defined herein shall have the meanings provided in the Plan or the Program Agreement, as the context may require.

Number of Phantom
Program Shares: _____________ (insert number of Phantom Program Shares, not to exceed 131,578 less the number of Program Shares subscribed to pursuant to Section 1(a) of the Program Agreement)

Transfer from the specified Deemed Investments in the Participant's Deferred
Account:

      Fidelity Retirement Money Market Portfolio        ________%
      Fidelity Investment Grade Bond Fund               ________%
      Fidelity Equity Income Fund                       ________%
      Fidelity U.S. Equity Index Portfolio              ________%
      Fidelity Contrafund                               ________%
      Fidelity Overseas Fund                            ________%
      Longleaf Partners Small Cap Fund                  ________%
      Warburg Pincus Capital Appreciation Fund          ________%
      PIMCO Stockplus Fund                              ________%
      Total:                                              100   %
                                                        --------

      By execution of this Application, the Participant hereby:

            (a) confirms that he or she has reviewed the Program Agreement, and accepts the restrictions on transfer, choice of law and forum and arbitration requirements specified in the Program Agreement in the event that he or she should acquire actual Program Shares upon expiration of the applicable Deferral Period;

            (b) agrees that, unless the Human Resources Committee otherwise approves, this deemed investment in Phantom Program Shares shall remain in effect until either (i) the Deferral Period applicable to such deemed investment shall expire or (ii) FSA common shares shall cease to be outstanding;

            (c) represents and warrants that any actual Program Shares acquired in connection with Plan distribution will be acquired for investment purposes only, and not with a view towards distribution thereof;


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

            (d) acknowledges that an amount equal to the value of any dividends paid on Program Shares shall be credited to his or her Account under the Plan;

            (e) acknowledges that this investment election is not binding on the Human Resources Committee (subject to the provisions of the Plan) and the right to receive payments under the Plan represents an unfunded, unsecured obligation of FSA; and

            (f) acknowledges that, to the extent that the Human Resources Committee acts on my investment change, such change will be made on the fifth business day after the expiration of the Subscription Period.

      IN WITNESS WHEREOF, the undersigned Participant has duly executed and delivered this Election Form as of the date set forth below.

Date:  __________________     Name: ____________________________
                                          (please print)


                              Signature:________________________


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

                                                                       Exhibit D

                   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.
               Deferred Compensation Plan Investment Election Form
                         Director Share Purchase Program

      The undersigned member (the "Participant") of the Board of Directors of Financial Security Assurance Holdings Ltd. ("FSA") hereby requests that the Human Resources Committee transfer the deemed investments of his or her current Account under the FSA Deferred Compensation Plan (the "Plan") as specified below to make a deemed investment in the number of Phantom Program Shares specified below as contemplated by Section 2(b) of the Share Purchase Program Agreement dated as of September 4, 2000, as amended from time to time (the "Program Agreement"), among Dexia Public Finance Bank., Dexia Holdings, Inc., and FSA. Capitalized terms used herein and not otherwise defined herein shall have the meanings provided in thePlan or the Program Agreement, as the context may require.

Number of Phantom
Program Shares: _____________ (insert number of Phantom Program Shares, not to exceed, together with current Program Shares and Phantom Program Shares, 131,578 in the aggregate)

Transfer from the specified Deemed Investments in the Participant's Deferred
Account:

      Fidelity Retirement Money Market Portfolio        ________%
      Fidelity Investment Grade Bond Fund               ________%
      Fidelity Equity Income Fund                       ________%
      Fidelity U.S. Equity Index Portfolio              ________%
      Fidelity Contrafund                               ________%
      Fidelity Overseas Fund                            ________%
      Longleaf Partners Small Cap Fund                  ________%
      Warburg Pincus Capital Appreciation Fund          ________%
      PIMCO Stockplus Fund                              ________%
      Other:  __________________(specify)               ________%
      Total:                                              100   %
                                                        --------

      By execution of this Application, the Participant hereby:

            (a) confirms that he or she has reviewed the Program Agreement, and accepts the restrictions on transfer, choice of law and forum and arbitration requirements specified in the Program Agreement in the event that he or she should acquire actual Program Shares upon expiration of the applicable Deferral Period;

            (b) agrees that, unless the Human Resources Committee otherwise approves, this deemed investment in Phantom Program Shares shall remain in effect until either (i) the Deferral Period applicable to such deemed investment shall expire or (ii) FSA common shares shall cease to be outstanding;

            (c) represents and warrants that any actual Program Shares so acquired will be acquired for investment purposes only, and not with a view towards distribution thereof;


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

            (d) acknowledges that an amount equal to the value of any dividends paid on Program Shares shall be credited to his or her Account under the Plan;

            (e) acknowledges that this investment election is not binding on the Human Resources Committee (subject to the provisions of the Plan) and the right to receive payments under the Plan represents an unfunded, unsecured obligation of FSA;

            (f) acknowledges that the Resale Price (the deemed purchase price for the Deemed Program Shares) shall be determined as of the close of the calendar quarter in which this election form is duly submitted; and

            (g) acknowledges that, to the extent that the Human Resources Committee acts on my investment change, FSA shall notify the Participant of the Resale Price (the "Resale Price Notification") within 45 days after the end of the calendar quarter in which the Participant made his or her election, at which time such investment election shall be effected, subject to the general terms and provisions of the DCP.

      IN WITNESS WHEREOF, the undersigned Participant has duly executed and delivered this Election Form as of the date set forth below.

Date:  __________________     Name: ____________________________
                                          (please print)


                              Signature:________________________


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